COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of September 12, 2014 by and between American Assets Trust, Inc., a Maryland corporation (the “Company”), and Insurance Company of the West, a California corporation (the “Purchaser”).
The parties agree as follows:
1.Sale of Common Stock.
1.1    Sale and Issuance of the Shares. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to the Purchaser, four hundred thousand (400,000) shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a purchase price of $33.76 per Share (which is the closing price of share of the Company’s Common Stock on the New York Stock Exchange on the date of this Agreement).
1.2    Place and Date of Closing. The closing of the transactions provided for herein (the “Closing”) will be held at the offices of the Company at 11455 El Camino Real, Suite 200, San Diego, CA 92130 at or after 1:05 p.m. Pacific Time on the date hereof (the “Closing Date”).
1.3    Delivery. At the Closing or promptly thereafter, the Company will instruct its transfer agent to credit Purchaser the Shares by book entry against payment of the purchase price therefor by check payable to the Company or by wire transfer to the Company’s bank account.
2.    Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:
2.1    Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Maryland and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.
2.2    Authorization. The execution, delivery and performance of this Agreement and the authorization, issuance and delivery of the Shares by the Company have been duly authorized by all requisite corporate action on the part of the Company, its directors, officers and shareholders, and this Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights.
2.3    Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Articles of Amendment and Restatement or Amended and Restated Bylaws or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound. The execution, delivery and performance of this Agreement, the issuance and delivery of the Shares and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract.

2.4    Valid Issuance of Shares. The Shares being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of preemptive rights and restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.
2.5    Offering. Subject in part to the accuracy of the Purchaser’s representations in Section 3 hereof, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and from all applicable state securities laws.
3.    Representations and Warranties of Purchaser. The Purchaser represents and warrants to the Company as follows:
3.1    Investment Experience. The Purchaser represents that it is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act, has substantial experience in evaluating and investing in securities of companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Shares and has the capacity to protect its own interests. The Purchaser is not a person of the type described in Section 506(d) of Regulation D that would disqualify the Company from engaging in a transaction pursuant to Section 506 of Regulation D.
3.2    Acquired Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement the Purchaser hereby confirms, that the Shares to be received by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of law, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person, with respect to the Shares.
3.3    Restricted Securities. The Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. The Purchaser understands that the Company has no present intention of registering the Shares. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

3.4    Disclosure of Information. The Purchaser has conducted the due diligence it determined in its sole judgment was necessary or appropriate and has received all the information it considers necessary or appropriate for deciding whether to acquire the Shares. The Purchaser has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management. The Purchaser understands and acknowledges that such discussions, as well as any written information issued by the Company, (i) were intended to describe the aspects of the Company’s business which the Company believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.
4.    Transfer Restrictions; Legends.
4.1    Transfer Restrictions. Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.
4.2    Legends. The book entries representing the Shares and any certificate representing the Shares shall bear the following legends (in addition to any legend required under applicable state securities laws):
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.”

5.    Miscellaneous.
5.1    Amendments. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by the Company and the Purchaser.
5.2    Governing Law. This Agreement shall be governed in all respects by the laws of the State of California without regard to its choice of law provisions.
5.3    Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the Closing Date.
5.4    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5    Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes any prior agreement or understanding with regard thereto.
5.6    Severability of this Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
5.7    California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
5.8    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
5.9    Notices. Any notice or report required in this Agreement or permitted to be given shall be given by depositing the same in the United States mail, postage prepaid or delivery through an overnight courier service and addressed to the parties at addresses set forth on the signature pages hereto (or to such other address as shall be provided in writing by a party hereto). Notice shall be effective upon receipt.
5.10    Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

COMPANY:		PURCHASER:

AMERICAN ASSETS TRUST, INC.		INSURANCE COMPANY OF THE WEST,
a California Corporation

By:	/s/ Robert F. Barton	/s/ Ernest S. Rady
	Robert F. Barton Executive Vice President, Chief Financial Officer	Ernest S. Rady, Chairman

By:	/s/ Adam Wyll
Adam Wyll Senior Vice President, General Counsel and Secretary